DELAWARE GROUP® CASH RESERVE

Delaware Cash Reserve® Fund (the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C and Consultant Class
Summary and Statutory Prospectuses dated July 27, 2012

Effective February 13, 2013, the Fund’s expense ratio, after voluntary waivers, has increased by 0.05% so that the Fund’s “Total annual operating expenses” after waivers will not exceed 0.19% for Class A, Class B, Class C and Consultant Class shares. These waivers are in addition to the existing voluntary distribution fee waiver. These voluntary expense limitations are subject to the exclusions described below and may be discontinued at any time.

The following replaces the information in the section entitled, “What are the Fund’s fees and expenses?”.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund's investment manager, Delaware Management Company (Manager), is voluntarily waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual Fund operating expenses from exceeding 0.19% of the Fund's average daily net assets from February 13, 2013 until such time as the voluntary expense cap is discontinued.  In addition, the Fund's distributor, Delaware Distributors, L.P. (Distributor), has voluntarily agreed to waive all 12b-1 fees for the Class B, Class C, and Consultant Class shares from February 13, 2013 until such time as the voluntary expense cap is discontinued.  After giving effect to the Manager's and Distributor's voluntary waivers, the total net annual Fund operating expenses for the Fund's shares is 0.19%.  The Manager's and Distributor's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Shareholder fees (fees paid directly from your investment)

Class	A	B	C	Consultant
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	4.00%1	1.00%1	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	Consultant
Management fees	0.45%	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	none	1.00%	1.00%	0.30%
Other expenses	0.25%	0.25%	0.25%	0.25%
Total annual fund operating expenses	0.70%	1.70%	1.70%	1.00%

1
If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not redeemed)		(if not redeemed)
Class	A	B	B	C	C	Consultant
1 year	$72	$173	$573	$173	$273	$102
3 years	$224	$536	$811	$536	$536	$318
5 years	$390	$923	$1,148	$923	$923	$552
10 years	$871	$1,743	$1,743	$2,009	$2,009	$1,225

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated February 13, 2013.